                                                                   EXHIBIT 10.5

                           AGREEMENT TO SELL AND BUY

SELLER HBJ Properties hereby covenants and agrees to convey to BUYER First
       --------------                                                -----
National Bancshares, Inc. and/or assigns and BUYER covenants and agrees to
----------------------------------------
purchase, upon the within terms and conditions and on a mutually agreed upon date within 30 days after all contingencies are met, the following property:

                  The land located on Pine Street, Spartanburg, SC
                  A portion of tax map #7-12-7-168.00, 7-12-7-200.00 &
                  7-12-7-154.1
                  As per attached Exhibit A.
                  Approximate boundaries are in black, highlighted in pink.

Title to the property shall be taken in the name of to be determined and/or
                                                   -----------------------
assigns
-------

The purchase price is Five Hundred Thousand and no/100 Dollars ($500,000) of
                      ---------------------------------------------------
which Five Thousand Dollars ($5,000) shall be paid within 48 hours of
      -------------         --------
acceptance to HBJ Properties to be held in escrow as earnest money and to be refunded should contract be declared null and void within the due diligence period (see below). The balance of this contract to be paid at time of closing, provided:

- BUYER will be granted a 60 day diligence period from the date of the last signature on this contract to complete feasibility analysis and may declare this contract null and void if, in the purchaser's sole opinion, said premises does not meet purchaser's approval. During the due diligence period, purchaser shall have the right to perform soil tests, engineering studies, environmental survey, DOT approvals, and any other inspection deemed necessary for his intended use, all of which shall be at the BUYER'S sole expense.

- BUYER agrees to grant cross easement ingress and egress to the adjoining property.

- THIS CONTRACT shall be contingent upon the approval of the OCC as well as on the approval of the Board of Directors of the First National Bank of Spartanburg (proposed). This contract is also contingent on approval to close Jolly Street.


Possession to be given to BUYER on Closing SELLER covenants and agrees to bind
                                   -------
its heirs, executors, administrators, successors or assigns, by good and
--
sufficient warrant deed, subject to restrictions and easements of record, with dower duty renounced, free from encumbrances except as are herein agreed to be assumed by BUYER.

- SELLER agrees to deliver the property at sale closing with all fixtures free of liens and encumbrances and in good working condition. Seller agrees not to enter into any negotiations with a third party until the existing offer has been rejected in writing by both parties.

- IT IS EXPRESSLY agreed that in the event of any default or failure on the part of the BUYER to comply with the terms and conditions of this agreement, the deposit solely, shall be at risk. In the event that all contingencies are not met in the specified time, Seller agrees to extend said period for an additional 60 days.

- IF ANY FLAW in title to the property is found which cannot be corrected within a reasonable time, the deposit is to be refunded to BUYER and this agreement deemed null and void.

- THIS AGREEMENT expresses the entire agreement between the parties, there is no other agreement, oral or otherwise, modifying the terms hereof, and it shall bind the parties hereto, their heirs, executors, administrators, successors and assigns. Both parties acknowledge there are no real estate commissions involved in this transaction.

- IT IS UNDERSTOOD and agreed between the signatures of this Contract that this is the complete agreement between the parties and that there are no written or oral understandings, directly or indirectly connected with the Contract, that are not contained herein. Facsimile signatures will be recognized and accepted as originals.

- LIABILITY. The BUYER shall have the right to and shall be responsible for any and all inspections regarding, but not limited to, governmental liens, lead base paint, radon, asbestos, underground tanks, and any other physical or environmental issues related to the purchase of the property.

- IN THE EVENT the closing does not occur, BUYER shall turn over all documents related to the transaction and shall be reimbursed by the SELLER for the cost of any such documentation.

- BUYER shall be granted a sixty (60) day extension to the closing date in the event of reasonable and ordinary delays on the part of either party.

- BUYER shall have the right to withdraw this offer if an acceptable response is not received on or before June 10, 1999
                                               ------------------ .

-        BUYER agrees to keep landscaped "A" areas on attached.

SIGNED AND SEALED THIS 8TH DAY OF JUNE 1999.              DATE OF LAST SIGNATURE JUNE 8, 1999.
                       ---                                                       ------

                  /S/  John R. Fowler                       /S/ Julian Williams, General Partner     (SEAL)
 ------------------------------------                       ----------------------------------------
                  WITNESS                                                     SELLER

                  /S/  John R. Fowler                       /S/HBJ Properties / H.E. Fleming,        (SEAL)
 ------------------------------------                       ----------------------------------------
                  WITNESS                                                     SELLER
                                                                 1st National Bancshares, Inc.
                  /S/  Norman Pulliam                       /S/  Jerry L. Calvert  Pres / CEO        (SEAL)
 ------------------------------------                       ----------------------------------------
                  WITNESS                                                     BUYER


                                       2